Revenues and other operating income	12 Months Ended
Dec. 31, 2017
Revenues and other operating income
Revenues and other operating income

6. Revenues and other operating income

	Years ended December 31,
Thousands of euros	2017	2016	2015
Royalties	—	395	537
License revenues	—	25,000	—
Grant income	589	725	855
Other operating income	317	670	848

Total revenues and other operating income	906	26,790	2,240

License revenues

No license revenues were received in 2017.

On July 4, 2016 the Group entered into a licensing agreement with Takeda under which Takeda now has the exclusive right to commercialize and develop Cx601 for complex perianal fistulas in all countries outside the United States.

The agreement provides for the right to TiGenix to receive certain payments, including an upfront payment that was collected on the date of the contract, as well as other future milestone payments that will be enforceable once the market authorizations are obtained.

Under the agreement, TiGenix is also entitled to receive royalty payments based on net sales of Cx601 on a country-by-country basis, and in addition has the right to some other milestone payments when achieving certain level of sales.

In the overall negotiation, and linked with the licensing agreement, is a manufacturing agreement which obliges TiGenix to manufacture Cx601 at cost for Takeda until Takeda is able to manufacture Cx601 independently. The transfer of the manufacturing responsibilities to Takeda is expected to be prior to January 1, 2021.

Based in the agreement, the following separate performance obligations were identified:

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Initial upfront fee (25 million euros) was matched with the single obligation existing at that time, the transmission of the property right to the Cx601 license, so it was fully recognized as income on the agreement date.

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This agreement includes a second payment (15 million euros) to be received after marketing authorization for Cx601 is obtained, Market authorization was obtained on March 23, 2018 and we expect to receive the payment during the second quarter of 2018.

•	On October 25, 2017 Takeda and TiGenix signed a manufacturing and supply agreement complementary to the licensing agreement.
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Included in the licensing agreement is a commitment from Takeda to contribute half of the cost (1.7 million euros) to be incurred in the construction of additional premises to produce Cx601 for the benefit of Takeda. This contribution has been considered as part of the remuneration for the manufacturing services (“at cost” in the licensing deal). In addition the manufacturing service will be remunerated with a portion of the second milestone (marketing authorization in EU amounting to 15 million euros). To calculate what portion of the milestone should be deferred and allocated as margin for manufacturing services, TiGenix will estimate a reasonable margin, as stated acceptable method of estimation of stand-alone selling price in the revenue recognition standard.

The remaining milestones are not recognized as revenue until the triggering event occur (regulatory approvals) considering that TiGenix cannot influence in the trigger decision.

Royalties are linked with future sales and will be considered revenues when future sales take place.

Initial upfront fee, paid in the agreement date, amounted to 25 million euros and second milestone of 15 million euros (UE regulatory approval) is expected to be obtained during the first half of 2018.

To produce Cx601 for the benefit of Takeda there is a plan in progress to increase the manufacturing capacity at TiGenix. The estimated investment for this purpose amounts approximately to 3.5 million euros. Takeda will contribute half of this expenditure (1.7 million euros). As of December 31, 2017 there are 1.3 million euros recognized as deferred revenue corresponding to the 50% of the work performed until that date (2.6 million euros).